BARCLAYS GLOBAL INVESTORS FUNDS, INC.

BOND INDEX FUND

Supplement dated December 28, 2001
To the Prospectus dated May 1, 2001

The following information supplements and should be read in conjunction with the Prospectus for the Bond Index Fund (the "Fund"). This Supplement also updates and supercedes the information in the Fund’s Prospectus Supplement dated October 22, 2001.

At the annual meeting of shareholders of the Fund, shareholders voted to approve the following changes:

Converting the Fund’s Investment Objective from Fundamental to Non-Fundamental

The Fund’s investment objective has been converted from fundamental to non-fundamental, meaning that it may be changed in the future without prior shareholder approval.

Changing the Benchmark Index that the Fund Tracks by Changing the Investment Objective

Shareholders approved a proposal to change the Fund’s benchmark index from the Lehman Brothers Government/Credit Bond Index ("Credit Bond Index") to the Lehman Brothers Aggregate Bond Index ("Aggregate Bond Index") by changing the investment objective of the Fund. The Fund’s new investment objective is as follows:

The Bond Index Fund seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Lehman Brothers Aggregate Bond Index.

The Fund will begin tracking the Aggregate Bond Index on January 1, 2002. This change will require the Fund to reduce its investment in corporate bonds from approximately 41% to approximately 25% of its total assets (based on the composition of the Aggregate Bond Index as of March 31, 2001). The Fund will invest approximately 38% of its total assets in mortgaged-backed securities, asset-backed securities and commercial mortgage-backed securities, which are not components of the Credit Bond Index. These securities are subject to additional risks besides interest rate risk and credit risk that are common to all types of bonds. These risks include prepayment risk and extension risk, either of which can reduce the rate of return on a portfolio.

BARCLAYS GLOBAL INVESTORS FUNDS, INC.

BOND INDEX FUND

Supplement Dated December 28, 2001
To the Statement of Additional Information Dated May 1, 2001

The following information supplements and should be read in conjunction with the Statement of Additional Information (the "SAI") for the Bond Index Fund (the "Fund"). This Supplement also updates and supercedes the information in the Fund’s SAI Supplement dated October 22, 2001.

At the annual meeting of shareholders of the Fund, shareholders voted to approve the following changes:

Redomiciling of Barclays Global Investors Funds, Inc.

Barclays Global Investors Funds, Inc. (the "Company") will redomicile from a Maryland corporation to a Delaware business trust. The name of the new Delaware business trust will be Barclays Global Investors Funds (the "Trust"). The Trust will adopt the registration statement of the Company and continue to offer multiple series, including the Fund. Upon completion of the redomiciling, the Company will be dissolved. The Company currently contemplates that it will redomicile by the end of January 2002.

Election of Trustees

Jack S. Euphrat, R. Greg Feltus, W. Rodney Hughes, and Leo Soong each were re-elected to serve as Directors of the Company and will serve as Trustees of the Trust following the redomiciling. Mary G. F. Bitterman, Lee T. Kranefuss, and Richard K. Lyons were elected as new Directors for the Company and also will serve as Trustees of the Trust. The following biographical information relating to the new Directors/Trustees supplements the "Management" section located on page 17 of the SAI:
Name, Address and Age	Position	Principal Occupation During Past Five Years
MARY G. F. BITTERMAN, 57 KQED, Inc. 2601 Mariposa Street San Francisco, CA 94110	Director/Trustee	President and Chief Executive Officer of KQED, Inc.; Director of Pacific Century Financial Corporation/Bank of Hawaii.
RICHARD K. LYONS, 40 350 Barrows Hall Haas School of Business Berkeley, CA 94720	Director/Trustee	Professor, University of California, Berkeley: Haas School of Business; Member, Council on Foreign Relations; Director of Matthews International Portfolios; Director of iShares Trust.
LEE T. KRANEFUSS*, 39 45 Fremont Street San Francisco, CA 94105	Director/Trustee	Chief Executive Officer of the Individual Investor Business of Barclays Global Investors, N.A.; The Boston Consulting Group (until 1997).

* An "interested person" of the Company and the Trust as defined in the 1940 Act.

Amendment of the Fund’s Fundamental Investment Policies and Conversion of Certain Others to Non-Fundamental

The Fund’s fundamental investment policies have been amended and certain other fundamental investment policies have been converted to non-fundamental investment policies. The amended fundamental investment policies of the Fund are as follows:

The Fund may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Fund reserves the right to concentrate in any industry in which the index that the Fund tracks becomes concentrated to approximately the same degree during the same period;

(2) purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund’s cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell commodities, provided that: (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

In addition, the following fundamental investment policies have been converted to non-fundamental investment policies of the Fund:

* The Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may enter into futures and options contracts in accordance with their respective investment policies; and

* The Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.